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                                                                   Exhibit 23(a)





                        CONSENT OF INDEPENDENT AUDITORS




        We consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated March 17, 1995 with respect to the financial statements of The TRW Canada Stock Savings Plan included in Exhibit 28(b) to the TRW Inc. Annual Report (Form 10-K), for the year ended December 31, 1994, filed with the Securities and Exchange Commission.



                                                            /s/ Ernst & Young
                                                            ERNST & YOUNG




Hamilton, Ontario
March 27, 1995